SUPPLEMENT TO

PROSPECTUSES

OF

WELLS FARGO MONEY MARKET FUNDS

Wells Fargo Cash Investment Money Market Fund
Wells Fargo Heritage Money Market Fund
Wells Fargo Municipal Cash Management Money Market Fund

(each a “Fund”, together the “Funds”)

At a meeting held on February 17-18, 2016, the Board of Trustees of the Funds approved the following changes to the times of day that each Fund calculates its net asset value (“NAV”). The new NAV calculation times will be effective no later than October 14, 2016.

I. Cash Investment Money Market Fund and Heritage Money Market Fund

In the section entitled “Pricing Fund Shares” the table is amended as follows:

Cash Investment Money Market Fund and Heritage Money Market Fund	9:00 a.m., 12:00 p.m., 3:00 p.m. and 5:00 p.m. (ET)

II. Municipal Cash Management Money Market Fund
In the section entitled “Pricing Fund Shares” the table is amended as follows:

Municipal Cash Management Money Market Fund	9:00 a.m., 12:00 p.m. and 5:00 p.m. (ET)

When the new NAV calculation times take effect, investors who wish to purchase or redeem shares in Cash Investment Money Market Fund or Heritage Money Market Fund will need to submit a purchase or redemption request in Proper Order by 3:00 p.m. (ET) in order for dividends to begin to accrue on that day with respect to purchases, or in order to receive their redemption proceeds on that day with respect to redemptions. Shareholders in Municipal Cash Management Money Market Fund will need to submit a purchase or redemption request in Proper Order by 12:00 p.m. (ET) in order for dividends to begin to accrue on that day with respect to purchases, or in order to receive their redemption proceeds on that day with respect to redemptions. Purchase or redemption requests received after these cut-off times will be settled the following day.

III. Effective no later than October 14, 2016, shareholders of the Funds will no longer be eligible to exchange their shares for shares of another class of the same Fund or for shares of another Wells Fargo Fund.

February 19, 2016                                                                                                                    MMS026/P1208SP